SUPPLEMENT TO THE SPARTAN(registered trademark) CALIFORNIA MUNICIPAL FUNDS' APRIL 19, 1997 PROSPECTUS
   As of August 21, 1997, Spartan California Intermediate Municipal Income Fund was merged into Fidelity California Municipal Income Fund and shareholders of Spartan California Intermediate Municipal Income Fund became shareholders of Fidelity California Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on August 4, 1997. Spartan California Intermediate Municipal Income Fund ceased to exist and is not offered.
As of August 14, 1997, Spartan California Municipal Income Fund was merged into Fidelity California Municipal Income Fund and shareholders of Spartan California Municipal Income Fund became shareholders of Fidelity California Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on August 4, 1997. Spartan California Municipal Income Fund ceased to exist and is not offered.
The following information replaces similar information found in the "Expenses" section beginning on page 5.
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Including these reductions, the total operating expenses presented in the table would have been 0.49% for Spartan California Money Market, 0.54% for Spartan California Intermediate and 0.54% for Spartan California Income.
SPARTAN CA MONEY MARKET
Management fee                   0.50
                                 %

12b-1 fee                        None

Other expenses                   0.00
                                 %

Total fund operating expenses    0.50
                                 %

SPARTAN CA MONEY MARKET
      Account    Account
      open       closed

After 1 year     $ 5              $ 10

After 3 years    $ 16             $ 21

After 5 years    $ 28             $ 33

After 10 years   $ 63             $ 68


The following information found in the "Expenses" section beginning on page 5 has been removed.
FMR has voluntarily agreed to reimburse Spartan California Money Market to the extent that total operating expenses exceed 0.35% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.50%, 0.00%, and 0.50%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.